2019 Annual Shareholders’ Meeting

INTRODUCTION OF DIRECTORS • Harold Lynn Keene, Chairman • Charles H. Gent, Jr., Vice - Chairman • C. Todd Asbury • Tim W. Ball • Gina Preservati - Boggess * • J. Robert Buchanan • Joe M. Carter • John D. Cox • Eugene S. Hearl • Michael G. McGlothlin • Fred W. Meade • B. Scott White 2

Cautionary Statement Regarding Forward - Looking Statements This presentation includes forward - looking statements . These forward - looking statements are based on current expectations that involve risks, uncertainties, and assumptions . Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially . These risks include : changes in business or other market conditions ; the timely development, production and acceptance of new products and services ; the challenge of managing asset/liability levels ; the management of credit risk and interest rate risk ; the difficulty of keeping expense growth at modest levels while increasing revenues ; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports including, but not limited to, the most recent quarterly report filed on Form 10 - Q, current reports filed on Form 8 - K, and the Annual Report on Form 10 - K for the most recent fiscal year end . Pursuant to the Private Securities Litigation Reform Act of 1995 , the Company does not undertake to update forward - looking statements to reflect circumstances or events that occur after the date the forward - looking statements are made . 3

Celebrating 20 Years of Service

Values Integrity Trust Commitment Confidentiality Respect Innovation

Vision New Peoples Bank is the financial institution of choice in the Central Appalachia communities we serve, providing innovative solutions and personalized service in a manner that improves the lives of our customers, employees and investors.

Mission New Peoples Bank provides high - quality, state - of - the - art, golden - rule banking services to our communities while generating a reasonable return to our stockholders and providing a challenging and rewarding work environment for our family of employees.

Strategic Focus

Strategic Focus ▪ Enhance shareholder liquidity ▪ Issue a cash dividend ▪ Grow in targeted markets and segments ▪ Grow loan portfolio and deposits ▪ Equip our people for high performance

Process

Nonperforming Assets (In thousands) December 31, 2010 through December 31, 2018 2010 2011 2012 2013 2014 2015 2016 2017 2018 Total NPAs $59,820 $58,912 $47,956 $44,161 $36,910 $27,245 $24,060 $14,423 $12,306 OREO $12,346 $15,092 $13,869 $15,853 $15,049 $12,398 $10,655 $6,859 $5,937 Nonaccrual Loans $45,781 $42,316 $33,536 $28,307 $21,861 $14,847 $13,405 $7,564 $6,369 90 Days + Accruing Interest $1,693 $1,504 $551 $1 $- $- $- $- $- $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 $55,000 $60,000 Dollars in thousands Nonperforming Assets 11

Strategic Balance Sheet Trend (In Millions) December 31, 2010 - 2018 2010 2011 2012 2013 2014 2015 2016 2017 2018 Total Assets $852.6 $780.4 $719.0 $684.7 $651.1 $625.9 $634.3 $666.7 $682.1 Total Loans $707.8 $597.8 $522.4 $493.0 $457.5 $441.2 $468.6 $513.0 $547.1 Total Deposits $766.1 $708.3 $652.9 $619.0 $585.2 $558.0 $554.4 $582.5 $596.0 $400 $450 $500 $550 $600 $650 $700 $750 $800 $850 $900 $950 $1,000 Dollars in millions 12

Capital Ratio Trend – Actual Tier 1 Leverage Ratio (Bank Only) December 31, 2010 through 2018 2010 2011 2012 2013 2014 2015 2016 2017 2018 Leverage Ratio 6.00% 5.99% 7.08% 7.49% 8.19% 9.67% 9.93% 9.56% 9.59% Short Term Goal 7.00% 7.00% 7.00% 7.00% 7.00% 7.00% 9.00% 9.00% 9.00% Long Term Goal 9.00% 9.00% 9.00% 9.00% 9.00% 9.00% 10.00% 10.00% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 13

Retained Deficit Trend (In thousands) December 31, 2010 through March 31, 2019 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 2019 Retained Deficit (4,175) (13,084) (19,408) (17,924) (17,685) (15,022) (14,065) (10,847) (9,928) (9,521) -$20,000 -$15,000 -$10,000 -$5,000 $0 $5,000 $10,000 $15,000 $20,000 Dollars in thousands 14

Stock Price & Book Value Trend December 31, 2013 - May 20, 2019 2013 2014 2015 2016 2017 2018 5/20/2019 Stock Price $1.00 $1.26 $1.51 $1.75 $2.00 $2.00 $1.55 Book Value 1.83 1.87 1.97 2.01 2.13 2.14 2.14 High 2.20 1.36 1.68 1.75 2.40 2.40 1.89 Low 1.00 1.00 1.30 1.36 1.60 1.40 1.50 $0.00 $0.25 $0.50 $0.75 $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 $3.00 Dollars 15 * * At March 31, 2019

Where Are We In the Process?

Golden Rule Initiatives DRIVING Project creation Project structure Project budgets Cross - functional teams Performance measures

Corporate 2018 - 2020 1. Improve internal and external customer service 2. Optimize the branches 3. Optimize digital banking solutions 1. Build a bankwide training program 2. Expand employee benefits 3. Further develop succession plans Increase loan and deposit balances and non - interest income 1. Develop markets in Central Appalachia 2. Expand digital/ secondary mortgage outreach 3. Differentiate 1. Improve Earnings 2. Improve use of technology 3. Improve and maintain asset quality

Divisions 2018 1. Implement Voice of the Customer 2. Add Private Banking services 3. Recreate Marketing, Customer Service and Community Relations 1. Design and begin implementation of the bankwide training program 2. Changed Group Health Insurance Plan 1. Change loan portfolio mix to CRE focus 2. Grow core deposits 5% 3. Launch 20 th anniversary celebration 1. Launch Kingsport LPO 2. Open Princeton Oakvale Road 3. Explore Bristol market expansion plans 1. Finalizing consumer and mortgage loan refinements 2. Fully adopt Digital Bank services 3. Sell loans, OREO and bank buildings to get to peer in AQ 4. Resolve all outstanding litigation suits successfully for the bank

2019 The Year of Efficiency

Efficiency Ratio (Bank Only) December 31, 2010 through Q1 2019 78.01% 103.06% 96.28% 91.59% 96.37% 96.32% 97.25% 86.67% 92.95% 88.96% 68.45% 67.92% 66.85% 67.62% 66.62% 66.28% 65.63% 64.32% 63.60% 64.69% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% 110.00% 120.00% 2010 2011 2012 2013 2014 2015 2016 2017 2018 Q1 2019 Efficiency Ratio Peer Data $500 Million to $1 Billion 21 Peer Data Source: FDIC Uniform Bank Performance Report

Divisions 2019 The year of efficiency 1. Voice of the Customer Ratings all in Top Quartile 2. All branches average >$30 million in core deposits 1. Implement new payroll system 2. Develop management trainee program 3. Develop staff and promote within as much as possible 1. Increase Non Interest Income through Financial Services Revenue and Secondary Market Mortgage Origination 2. Increase Digital Banking Services 3. Shift to a Commercial Banking Model with more commercial growth 1. Expand Bristol, Kingsport presence 2. Close Jonesboro, TN LPO 3. Differentiate 1. Improve efficiency ratio to <85% through contract renegotiations, expense reductions, employee reduction, process refinements 2. Reduce NPAs at the lowest cost possible 3. Utilize technology to maximum capabilities

2019 Bank Key Metrics Year - End Goal 2019 Earnings Ratios Efficiency Ratio < 85.00% Net Interest Margin >4.00% Non - interest Income to Average Assets 1.25% or > Return on Average Assets > 0.50% Asset Quality Past Dues > 30 Days < 1.10% Critical Exceptions as % of Total Loans < 2.00% Texas Ratio (NPB+OREO/Tangible Equity + ALLL) < 12.00% Growth Loan Growth 4 to 5% Deposit Growth 6 to 7% Avg. Branch Core Deposits > $30 M E - Statements Usage 22% or > Online Banking 50% or > ITM Transactions 102,000

Where Are We In the Process?

25 Thank You! But We Are Headed to Greater things…

26 Helping Make Dreams Come True Buy or Sell Stock Contact Information FIG Partners, LLC 1654 Pearl Street Jacksonville, Florida 32206 Office: 904 - 354 - 0441